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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 10, 2005

                              COVALENT GROUP, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                     0-21145                56-1668867
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   (State or other jurisdiction of       (Commission           (I.R.S. Employer
            incorporation                File Number)        Identification No.)

                         One Glenhardie Corporate Center
                               1275 Drummers Lane
                                    Suite 100
                                 Wayne, PA 19087
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                (Address of principal executive offices/Zip Code)

                                 (610) 975-9533
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               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 10, 2005, Covalent Group, Inc. ("Covalent") issued a press release announcing Covalent's financial results for its third fiscal quarter ended September 30, 2005.

     A copy of Covalent's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

               99.1 - Press release dated November 10, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COVALENT GROUP, INC.

Date: November 10, 2005                         By:    /s/ Lawrence R. Hoffman
                                                       -------------------------
                                                Name:  Lawrence R. Hoffman
                                                Title: Executive Vice President,
                                                       General Counsel,
                                                       Secretary and Chief
                                                       Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DOCUMENT
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99.1              Press release dated November 10, 2005.